Exhibit 10.3
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116 Newark Avenue Corporation
30 Montgomery Street
Jersey City, New Jersey 07302

Attention: Mr. Frank Guarini


Dear Sirs:

     Reference is hereby made to (i) the Guaranty dated as of November 30, 2005 (the "Guaranty") by Polystick U.S. Corporation (the "Guarantor") in favor of 116 Newark Avenue Corporation ("Newark") and (ii) the Pledge Agreement dated as of November 30, 2005 (the "Pledge Agreement") between the Guarantor and Newark.

     This letter shall evidence the consent of the Guarantor that each reference to the Note contained in the Guaranty and the Pledge Agreement shall be deemed a reference to the Amended and Restated Promissory Note dated the date hereof executed to Newark by GSV, Inc. The Guarantor hereby acknowledged and confirms the full force and effect of the Guaranty and the Pledge Agreement.


                                        Very truly yours,

                                        POLYSTICK U.S. CORPORATION



                                        By: